Fees Summary	Feb. 03, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 51,660,000
Previously Paid Amount	15,163.38
Total Fee Amount	7,134.24
Total Offset Amount	7,134.24
Net Fee	$ 0